Exhibit 99.2

NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.	Financial and Media Contact:
212 Lavaca St., Suite 300	Sydney Isaacs
Austin, Texas 78701	Abernathy MacGregor
713-343-0427 / SRI@abmac.com

Stratus Properties Reiterates Review of Strategic Alternatives to Maximize Value for Stockholders

Corrects Dissident Stockholder’s Misleading Statements Regarding Evaluation of Opportunities

AUSTIN, TX, May 24, 2016 — Stratus Properties Inc. (NASDAQ: STRS) (the “Company” or “Stratus”) today issued the following statement in response to a mischaracterization of the Company’s strategic review process by a dissident stockholder:

“As announced in April, the Board has engaged a nationally recognized investment banking firm focused on the real estate industry, Hentschel & Company (“Hentschel”), to explore a full range of strategic alternatives for Stratus to enhance value for all stockholders. This review includes, but is not limited to, a sale of Stratus, a sale of certain of Stratus’ core assets, a share repurchase program, and continuing Stratus’ long-term plans to develop the value of its properties.

“The Board takes its fiduciary responsibilities to all stockholders seriously and believes completing this strategic review is the best path to maximize value for all stockholders. On the other hand, a recent press release issued by dissident stockholder Carl Berg exposes Mr. Berg’s single-minded fixation on an immediate sale to Capretta Properties – even if it is not in the best interests of all stockholders. In fact, in two recent letters sent by Mr. Berg to stockholders, he conspicuously emblazoned the phrase “STRATUS SHOULD BE SOLD” on the top of every page, leaving no doubt as to Mr. Berg’s singular motive in seeking an immediate “fire sale” for personal financial reasons rather than a thorough evaluation to determine the best approach to maximize long-term value for ALL stockholders.

“As part of the Company’s strategic review, Hentschel is engaging with potential counterparties, including Capretta Properties. However, to ensure an effective process focused on maximizing value for all stockholders, and as is customary in strategic transactions involving public companies, the Company will not provide further comment on its ongoing evaluation or provide public updates as to the status of any individual offer unless and until it deems further disclosure to be appropriate or required.”

As previously disclosed, the Board of Directors has not set a definitive timeline for completion of this review process and has not determined to pursue any particular strategic alternative or enter into any transaction. There can be no assurance that this process will result in any change to the previously announced five-year plan, a sale transaction or any other transaction. Stratus does not intend to comment on or disclose developments regarding the process unless it deems further disclosure is appropriate or required.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, operation and sale of commercial, hotel, entertainment, and multi- and single-family residential real estate properties, primarily located in the Austin, Texas area, but including projects in certain other select markets in Texas.

Important Additional Information

Stratus Properties Inc., its directors and certain of its executive officers are participants in the solicitation of proxies from Stratus stockholders in connection with the matters to be considered at Stratus’ 2016 Annual Meeting. Stratus has filed its definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2016 in connection with any such solicitation of proxies from Stratus stockholders. STRATUS STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Stratus’ directors and executive officers in Stratus stock, restricted stock units and stock options is included in their SEC filings on Forms 3, 4, and 5, which can be found through Stratus’ website (www.stratusproperties.com) in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in Stratus’ other SEC filings, including Stratus’ definitive proxy statement for the 2016 Annual Meeting and its Annual Report on Form 10-K for the year ended December 31, 2015. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with Stratus’ 2016 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Stratus with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Stratus’ website at www.stratusproperties.com, by writing to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling Stratus’ proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Forward-Looking Statements

This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding the implementation and potential results of Stratus’ five-year plan, projections or expectations related to operational and financial performance or liquidity, reimbursements for infrastructure costs, financing and regulatory matters, development plans and sales of properties, commercial leasing activities, timeframes for development, construction and completion of Stratus’ projects, capital expenditures, liquidity and capital resources, and other plans and objectives of management for future operations and activities. The words “anticipates,” “may,” “can,” “plans,” “believes,” “potential,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements.

Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, the outcome of the strategic review process, Stratus’ ability to refinance and service its debt and the availability of financing for development projects and other corporate purposes, Stratus’ ability to sell properties at prices its board considers acceptable, a decrease in the demand for real estate in the Austin, Texas market, changes in economic and business conditions, reductions in discretionary spending by consumers and corporations, competition from other real estate developers, hotel operators and/or entertainment venue operators and promoters, business opportunities that may be presented to and/or pursued by Stratus, the termination of sales contracts or letters of intent due to, among other factors, the failure of one or more closing conditions or market changes, the failure to attract customers for its developments or such customers’ failure to satisfy their purchase commitments, increases in interest rates, declines in the market value of its assets, increases in operating costs, including real estate taxes and the cost of construction materials, changes in external perception of the W Austin Hotel, changes in consumer preferences, changes in laws, regulations or the regulatory environment affecting the development of real estate, opposition from special interest groups with respect to development projects, weather-related risks and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements.

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